EXHIBIT IV



                                 VSE CORPORATION
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


	As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-15307, 333-15309, and 333-15311.

                                                      /s/ ARTHUR ANDERSEN LLP

                                                						ARTHUR ANDERSEN LLP

Washington, D.C.,
March 19, 1999